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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[X]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                              Dave & Busters, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
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CONTROL NUMBER.

SEC 1913 (11-01)


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Filed by Dave & Buster's, Inc. pursuant to Rule 14a-12 under the Securities
Exchange Act of 1934 Subject Company: Dave & Buster's, Inc. Commission File No.:
0-943823

Set forth below is the text of a press release disseminated on April 30, 2003:

                                  NEWS RELEASE

                                                           FOR IMMEDIATE RELEASE


                                            For more information please contact:
                                                 Investor Relations 214.904.2288


                  DAVE & BUSTER'S RECEIVES HIGH RANKING FOR ITS
                           CORPORATE GOVERNANCE SCORE


Dallas, April 30, 2003 - Dave & Buster's, Inc. (NYSE: DAB) today announced that Institutional Shareholder Services (ISS) has ranked the Company in the top 10 percent of companies surveyed in relevant market and industry indices as part of its ISS Corporate Governance Quotient (CGQ) rating system, which is recognized as one of the premier measures of corporate governance.

         Dave & Buster's score outperformed 93.3 percent of the companies in the Russell 3000 Index and 95.0 percent of the companies in the Hotels, Restaurants & Leisure group, according to an ISS posting as of April 30, 2003.

         "We are very pleased by these ratings," said Buster Corley, CEO. "Our Board determined that Dave & Buster's would be an industry leader in the area of corporate governance, and we believe that we have accomplished much in this regard:

     o A super-majority of our Board is now comprised of independent directors.

     o Audit, Compensation and Nominating and Governance committees are now comprised entirely of independent directors.

     o The Nominating and Governance Committee now oversees governance initiatives.

     o We have added three new, highly qualified and independent directors who bring substantial expertise in public company governance, finance and investment banking.

     o Two of the new directors qualify as "financial experts" within the meaning of the Sarbanes-Oxley Act.

     o    We have separated the roles of Chairman and CEO.

     o    We have named an independent director as Chairman of the Board."



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         "These changes reflect our commitment that our board of directors oversee the Company with a forward-looking governance structure implemented by outstanding and diverse independent board members, who are focused squarely on serving the interests of all our stockholders," said Peter Edison, Chairman of Dave & Buster's.

         Further information concerning the Company's corporate governance initiatives, including Board committee charters, corporate governance guidelines and the latest SEC filings and news releases, are available on an ongoing basis through the Company's website, www.daveandbusters.com.

ABOUT DAVE & BUSTER'S

         Celebrating over 20 years of operations, Dave & Buster's was founded in 1982 and is one of the country's leading upscale, restaurant/entertainment concepts, with 32 Dave & Buster's locations throughout the United States. Additionally, Dave & Buster's has international agreements for the Pacific Rim, Canada, the Middle East and Mexico.

FORWARD-LOOKING STATEMENTS

         Certain information contained in this press release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, projections, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are other than statements of historical facts. These statements may be identified, without limitations, by the use of forward looking terminology such as "may," "will," "anticipates," "expects," "projects," "believes," "intends," "should," or comparable terms or the negative thereof. All forward-looking statements included in this press release are based on information available to us on the date hereof. Such statements speak only as of the date hereof. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include, but are not limited to, the following: our ability to open new high-volume restaurant/entertainment complexes; our ability to raise and access sufficient capital in the future; changes in consumer preferences, general economic conditions or consumer discretionary spending; the outbreak or continuation of war or other hostilities involving the United States; potential fluctuation in our quarterly operating result due to seasonality and other factors; the continued service of key management personnel; our ability to attract, motivate and retain qualified personnel; the impact of federal, state or local government regulations relating to our personnel or the sale of food or alcoholic beverages; the impact of litigation; the effect of competition in our industry; additional costs associated with compliance with the Sarbanes-Oxley Act and related regulations and requirements; and other risk factors described from time to time in our reports filed with the SEC.

         In connection with its annual meeting, Dave & Buster's, Inc. intends to file with the Securities and Exchange Commission (the "SEC") a proxy statement. A copy of the proxy statement filed with the SEC and notice of meeting will be mailed to the shareholders of Dave & Buster's. Investors and shareholders of Dave & Buster's are urged to read the proxy statement when it becomes available because it will contain




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important information. When they become available, the proxy statement and any other documents filed with the SEC by Dave & Buster's, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and shareholders also may obtain free copies of the proxy statement and any other documents filed with the SEC by Dave & Buster's by contacting Dave & Buster's Investor Relations, 2481 Manana Drive, Dallas, Texas 75220, (214) 904-2288, and on the Company's website at www.daveandbusters.com.

         Dave & Buster's and its executive officers, directors and nominees for the board of directors may be deemed to be participants in the solicitation of proxies from stockholders of Dave & Buster's in favor of the proposals to be presented by Dave & Buster's at the annual meeting. Investors and security holders may obtain additional information regarding the interests of such participants by reading the proxy statement when it becomes available.